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                                                                    EXHIBIT 23.2

                       INDEPENDENT ACCOUNTANTS' CONSENT


To the Board of Directors
GeneScreen, Inc.

We consent to the use of our report incorporated herein by reference.


                                             /s/ KPMG LLP
                                             ------------
                                             KPMG LLP

Princeton, New Jersey
January 2, 2001